UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

LMP Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2013

LMP

CORPORATE LOAN FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of LMP Corporate Loan Fund Inc. for the twelve-month reporting period ended September 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Effective December 1, 2012, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, assumed responsibility for the day-to-day management of the Fund’s portfolio. LMPFA previously provided management and administrative services to the Fund. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund no longer has Citigroup Alternative Investments, LLC as its subadviser.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

II	LMP Corporate Loan Fund Inc.

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

October 25, 2013

LMP Corporate Loan Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion

IV	LMP Corporate Loan Fund Inc.

per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

October 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

LMP Corporate Loan Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans. The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities; U.S. government debt; money market instruments; derivatives designed to hedge risks inherent in the Fund’s portfolio; and certain other securities received in connection with investments in collateralized senior loans.

The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

Prior to December 1, 2012, Citigroup Alternative Investments, LLC was the Fund’s subadviser. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, assumed responsibility for the day-to-day management of the Fund’s portfolio, as well as continuing to provide administrative and certain oversight to the Fund, effective December 1, 2012. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund no longer has a subadviser. Effective December 1, 2012, Stephen A. Walsh, Michael C. Buchanan and Timothy J. Settel are responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund. Messrs. Walsh, Buchanan and Settel are employees of LMPFA for purposes of its day-to-day management of the Fund’s portfolio and also are, and have been, employed by Western Asset Management Company (“Western Asset”), an affiliate of LMPFA, as investment professionals managing its funds and accounts for at least the past five years. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-durationi Treasuries over the twelve months ended September 30, 2013. Risk aversion was prevalent at times given shifting economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and expectations for a partial federal government shutdown on October 1, 2013 (which occurred after the reporting period ended).

Both short- and long-term Treasury yields moved higher during the twelve months ended September 30, 2013. Two-year Treasury yields rose from 0.23% at the beginning of the period to 0.33% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low

LMP Corporate Loan Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

as 0.20% on April 29, 2013 and in early May 2013. Ten-year Treasury yields were 1.65% at the beginning of the period and 2.64% at the end of the period. Their peak of 2.98% also occurred on September 5, 2013 and their low of 1.58% took place in mid-November 2012.

All told, the Barclays U.S. Aggregate Indexiii, declined 1.68% for the twelve months ended September 30, 2013. For comparison purposes, the leveraged loan market, as measured by the S&P/LSTA Performing Loan Indexiv (the “Index”) gained 5.04% during the same period. The third quarter of 2013 represented the Index’s eighth consecutive quarter of positive returns. Supporting the leveraged loan market has been overall strong demand from investors looking to generate incremental yield in the low interest rate environment. In addition, the leverage loan market has generally positive fundamentals, which has helped to keep defaults relatively low.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. From a sector perspective, we increased the Fund’s allocations to Basic Industry1, Communications, Energy and Transportation2, while reducing its allocations to Capital Goods3, Technology and Finance. Elsewhere, we increased the Fund’s exposures to securities rated B and CCC, whereas we pared its allocation to securities rated BB. In addition, corporate fundamentals remain positive, which has helped to keep the threat of future defaults fairly low.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 31.01% of the gross assets of the Fund, versus roughly 29.29% at the beginning of the period. The use of leverage was positive for performance during the twelve months ended September 30, 2013.

Performance review

For the twelve months ended September 30, 2013, LMP Corporate Loan Fund Inc. returned 7.61% based on its net asset value (“NAV”)v and -1.46% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Index and the Lipper Loan Participation Closed-End Funds Category Averagevi returned 5.04% and 8.57%, respectively, over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

[3]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

2	LMP Corporate Loan Fund Inc. 2013 Annual Report

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.87 per share.1 The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2013
Price Per Share	12-Month Total Return*
$12.87 (NAV)	7.61	%†
$12.35 (Market Price)	-1.46	%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Among the largest contributor to the Fund’s relative performance was its quality biases. In particular, overweights to lower-rated CCC-rated and B-rated securities and an underweight to higher-rated BB-rated securities given the significant outperformance of lower-rated securities during the period.

Overweight positions in a number of individual securities were also beneficial, including logistics solutions company Dematic, hydraulic fracturing firm FracTech International and gaming company Caesar’s Entertainment. From a sector perspective, overweights in Transportation2 and Basic Industry contributed the most to performance.

Q. What were the leading detractors from performance?

A. Among the largest detractor from the Fund’s relative performance was our positioning in a number of sectors. In particular, an underweight to Finance and overweights to Energy and other Industrials were negative for performance. Elsewhere, overweight positions in entertainment company Lodgenet, publisher Getty Images and coal mining company Arch Coal detracted from performance.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

[1]

Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the tax character of distributions paid during the fiscal year ended September 30, 2013, please refer to page 18 of this report.

[2]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

LMP Corporate Loan Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason Partners Fund Advisor, LLC

October 11, 2013

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is non-diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	LMP Corporate Loan Fund Inc. 2013 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-dernominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2013 Annual Report	5

Schedule of investments

September 30, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Senior Loans (a) — 148.4%
Basic Industry — 11.6%
Alpha Natural Resources LLC, Term Loan B	3.500%	5/22/20	$1,703,944	$1,631,952
Arch Coal Inc., Term Loan B	5.750%	5/16/18	498,738	486,166
Atlas Iron Ltd., Term Loan B	8.750%	12/7/17	1,738,122	1,733,776
Bowie Resource Holdings LLC, First Lien Term Loan	6.750%	8/17/20	1,200,000	1,209,000
Bowie Resource Holdings LLC, Second Lien Delayed Draw Term Loan	6.750%	2/16/21	250,000	243,750
Constellium Holdco B.V., USD Term Loan B	6.000%	3/25/20	955,200	986,244
Eagle Spinco Inc., Term Loan 2	2.679%	1/27/17	138,535	139,921
Essar Steel Algoma Inc., ABL Term Loan	8.750%	9/19/14	994,975	1,008,656
Exopack LLC, Term Loan	5.000%	5/31/17	997,449	999,943
Expera Specialty Solutions LLC, Term Loan B	7.500%	12/21/18	299,250	302,242
Fairmount Minerals Ltd., Term Loan B2	5.000%	9/5/19	300,000	300,936
FMG Resources (August 2006) Pty Ltd., Term Loan	5.250%	10/18/17	1,477,506	1,485,398
Foresight Energy LLC, Term Loan B	5.500%	8/19/20	500,000	496,875
Murray Energy Corp., New Term Loan B	4.750%	5/24/19	329,175	329,278
Oxbow Carbon LLC, Second Lien Term Loan	8.000%	1/17/20	320,000	324,800
Peabody Energy Corp., Term Loan B	—	9/24/20	700,000	692,782	(b)
Univar Inc., Term Loan B	5.000%	6/30/17	1,484,753	1,435,172
Walter Energy Inc., Term Loan B	6.750%	4/2/18	1,079,495	1,039,913
Total Basic Industry				14,846,804
Capital Goods — 7.7%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	1,270,000	1,263,015
ADS Waste Holdings Inc., New Term Loan B	4.250%	10/9/19	1,389,500	1,391,486
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	887,755	882,206
Clondalkin Acquisitions BV, Term Loan B	5.750%	5/29/20	239,400	240,298
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	1,160,000	1,150,978
Reynolds Group Holdings Inc., New Dollar Term Loan	4.750%	9/28/18	1,376,515	1,382,709
Waste Industries U.S.A. Inc., Term Loan B	4.000%	3/17/17	1,561,862	1,564,790
Wilsonart International Holdings LLC, Term Loan B	4.000%	10/31/19	498,744	495,564
WP CPP Holdings LLC, First Lien Term Loan	4.750%	12/27/19	735,194	738,870
WP CPP Holdings LLC, Second Lien Term Loan	10.500%	6/29/20	750,000	776,250
Total Capital Goods				9,886,166
Communications — 16.8%
Alaska Communications Systems Holdings Inc., USD Term Loan B	6.250%	10/21/16	1,308,720	1,300,868
Ancestry.com Inc., Term Loan	5.250%	12/28/18	1,651,819	1,660,483
Charter Communications Operating LLC, Term Loan E	3.000%	7/1/20	616,550	611,445

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2013 Annual Report

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Communications — continued
Cricket Communications Inc., Term Loan C	4.750%	3/9/20	$997,500	$999,103
Crown Castle International Corp., New Term Loan	3.250%	1/31/19	310,901	308,597
CSC Holdings Inc., New Term Loan B	2.679%	4/17/20	748,125	740,878
Entercom Radio LLC, Term Loan B	5.000-6.000%	11/23/18	663,575	667,723
Getty Images Inc., Term Loan B	4.750%	10/18/19	990,006	885,643
Intelsat Jackson Holdings S.A., Term Loan B1	4.250%	4/2/18	1,000,000	1,004,167
Kabel Deutschland GMBH, USD Term Loan F1	3.250%	2/1/19	1,000,000	1,001,875
Lamar Media Corp., Term Loan B	4.000%	12/30/16	64,860	65,022
Level 3 Financing Inc., 2019 Term Loan B	4.000%	8/1/19	1,000,000	1,005,870
Level 3 Financing Inc., Term Loan B2	—	1/15/20	310,000	310,194	(b)
McGraw-Hill Global Education Holdings LLC, Term Loan	9.000%	3/22/19	1,243,750	1,260,851
NEP Supershooters LP, New Term Loan	4.750%	1/22/20	1,002,425	1,008,377
Nine Entertainmant Group Ltd., Term Loan B	3.500%	2/5/20	746,250	742,052
Nine Entertainment Group Ltd., Incremental Term Loan	—	2/5/20	290,000	288,187	(b)
NTELOS Inc., New Term Loan B	5.750%	11/8/19	1,534,500	1,521,553
Telesat LLC, USD Term Loan B2	3.500%	3/28/19	1,341,361	1,337,992
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	749,257	751,594
Univision Communications Inc., Converted Extended Term Loan	4.500%	3/2/20	539,955	538,537
Univision Communications Inc., Term Loan C3	4.000%	3/2/20	1,950,200	1,935,269
UPC Financing Partnership, USD Term Loan AH	3.250%	6/30/21	1,000,000	995,625
Village Roadshow Films (BVI) Ltd., Term Loan B	4.750%	11/21/17	180,000	182,700
Windstream Corp., Term Loan B4	3.500%	1/23/20	297,750	298,569
Total Communications				21,423,174
Consumer Cyclical — 28.4%
Advantage Sales & Marketing Inc., New First Lien Term Loan	4.250%	12/18/17	943,605	948,913
Aramark Corp., USD Term Loan D	4.000%	9/9/19	730,000	733,303
Autoparts Holdings Ltd., First Lien Term Loan	6.500%	7/28/17	192,897	189,702
Autoparts Holdings Ltd., Second Lien Term Loan	10.500%	1/29/18	900,000	873,000
Caesars Entertainment Operating Co., Extended Term Loan B6	5.429%	1/26/18	2,197,583	1,996,368
Cannery Casino Resorts LLC, New Second Lien Term Loan	10.000%	10/2/19	500,000	467,084
Cannery Casino Resorts LLC, New Term Loan B	6.000%	10/2/18	243,614	243,005
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	459,608	463,701
Chrysler Group LLC, New Term Loan B	—	5/24/17	300,000	302,594	(b)
CKX Inc., Term Loan B	9.000%	6/21/17	300,000	271,500
Container Store Inc., New Term Loan B	5.500%	4/8/19	1,354,444	1,362,062
Crossmark Holdings Inc., New Term Loan	4.500%	12/20/19	516,100	511,262

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Annual Report	7

Schedule of investments (cont’d)

September 30, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
Dunkin Brands Inc., Term Loan B3	3.750%	2/14/20	$767,050	$766,187
Equinox Holdings Inc., Repriced Term Loan B	4.500-5.500%	7/31/20	1,791,000	1,801,074
Four Seasons Holdings Inc., First Lien Term Loan	4.250%	6/27/20	270,000	272,700
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	2,000,000	1,939,286
Hilton Worldwide Finance LLC, USD Term Loan B2	—	9/23/20	2,200,000	2,200,229	(b)
J. Crew Group Inc., Term Loan B1	4.000%	3/7/18	1,492,366	1,491,434
Landry’s Inc., Term Loan B	—	4/24/18	2,000,000	2,017,084	(b)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.680%	11/23/16	160,971	161,049
Las Vegas Sands LLC, Extended Term Loan B	2.680%	11/23/16	754,382	754,749
Live Nation Entertainment Inc., 2020 Term Loan B1	3.500%	8/16/20	989,796	988,559
MGM Resorts International, Term Loan B	3.500%	12/20/19	992,500	990,373
Michaels Stores Inc., New Term Loan	4.250%	1/28/20	1,087,275	1,090,964
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	992,484	993,724
Neiman Marcus Group Inc., Bridge Loan	—	9/15/14	970,000	970,000	(b)
Neiman Marcus Group Inc., Extended Term Loan	4.000%	5/16/18	1,492,172	1,491,084
Oceania Cruises Inc., New Term Loan B	6.750%	6/29/20	1,170,000	1,175,119
OSI Restaurant Partners LLC, New Term Loan	3.500%	10/25/19	1,000,000	1,000,000
Peppermill Casinos Inc., Term Loan B	7.250%	10/17/19	992,500	1,011,101
Petco Animal Supplies Inc., New Term Loan	4.000%	11/24/17	994,885	997,269
Realogy Corp., Extended Term Loan	4.500%	3/5/20	995,000	1,003,291
Regent Seven Seas Cruises Inc., REFI Term Loan B	4.750%	12/21/18	1,000,000	1,010,000
Schaeffler AG, USD Term Loan C	4.250%	1/27/17	880,000	884,180
Station Casinos Inc., New Term Loan B	5.000%	3/1/20	1,893,617	1,910,186
Wendy’s International Inc., New Term Loan B	3.250%	5/15/19	1,056,100	1,055,660
Total Consumer Cyclical				36,337,796
Consumer Non-Cyclical — 37.8%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,660,000	1,693,200
Alvogen Pharma U.S. Inc., New Term Loan B	7.000%	5/15/18	997,500	992,512
Anchor Hocking LLC, New Term Loan	7.500%	5/21/20	2,104,725	2,126,650
Aptalis Pharma Inc., Term Loan B	—	2/10/17	966,459	968,271	(b)
Bass Pro Group LLC, New Term Loan	4.000%	11/20/19	1,461,895	1,468,291
Biomet Inc., Extended Term Loan B	3.679-4.001%	7/25/17	1,799,428	1,803,692
BioScrip Inc., Term Loan B	—	7/31/20	690,000	676,200	(b)
Catalent Pharma Solutions Inc., Dollar Term Loan B1	3.679%	9/15/16	674,641	677,339
Catalent Pharma Solutions Inc., Dollar Term Loan B2	4.250%	9/15/17	197,011	197,812
CRC Health Corp., Extended Term Loan	4.679%	11/16/15	987,592	992,530
CSM Bakery Supplies LLC, First Lien Term Loan	4.750%	7/3/20	1,027,425	1,021,646
CSM Bakery Supplies LLC, Second Lien Term Loan	8.500%	7/2/21	330,000	331,925

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2013 Annual Report

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Del Monte Foods Co., Term Loan	4.000%	3/8/18	$1,025,565	$1,024,604
DJO Finance LLC, Term Loan B3	4.750%	9/15/17	1,030,621	1,036,097
Dole Food Co. Inc., New Term Loan	3.750-5.000%	4/1/20	497,500	497,397
DS Waters of America Inc., New Term Loan	5.250%	8/19/20	160,000	160,900
Emergency Medical Services Corp., Term Loan	—	5/25/18	1,208,679	1,208,930	(b)
FGI Operating Co. LLC, Term Loan	5.500%	4/19/19	994,965	997,452
General Nutrition Centers Inc., New Term Loan	3.750%	3/2/18	1,124,176	1,130,640
H.J. Heinz Co., Term Loan B1	3.250%	6/7/19	428,925	430,385
HCA Inc., Extended Term Loan B3	2.929%	5/1/18	2,231,309	2,248,044
Healogics Inc., First Lien Term Loan	5.250%	2/5/19	149,250	150,556
Healogics Inc., Second Lien Term Loan	9.250%	2/5/20	500,000	511,250
Hostess Brands Inc., Term Loan	6.750%	4/9/20	1,100,000	1,135,750
Jarden Corp., Add-On Term Loan B1	—	9/30/20	230,000	230,287	(b)
Language Line LLC, New Term Loan B	6.250%	6/20/16	1,245,355	1,239,128
Merge Healthcare Inc., Term Loan B	6.000%	4/23/19	935,012	902,286
Michael Foods Group Inc., Term Loan	4.250%	2/23/18	1,780,794	1,794,893
Pacific Industrial Services U.S. Finco LLC, USD Fisrt Lien Term Loan	—	9/24/18	460,000	461,725	(b)
Par Pharmaceutical Cos. Inc., REFI Term Loan B	4.250%	9/30/19	628,417	627,108
Party City Holdings Inc., REFI Term Loan B	4.250%	7/29/19	1,947,122	1,947,723
Pharmaceutical Product Development Inc., New Term Loan B	4.250%	12/5/18	853,550	857,462
Quintiles Transnational Corp., New Term Loan B	4.000%	6/8/18	1,266,450	1,268,018
Radnet Management Inc., New Term Loan B	4.250-5.500%	10/10/18	835,781	838,263
Regionalcare Hospital Partners Inc., REFI Term Loan	7.000%	11/4/18	1,687,271	1,683,053
ServiceMaster Co., New Term Loan	4.250%	1/31/17	992,500	968,514
Sheridan Holdings Inc., New Second Lien Term Loan	9.000%	7/1/19	1,000,000	1,009,583
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,992,494	1,934,379
Supervalu Inc., REFI Term Loan B	5.000%	3/21/19	1,940,141	1,937,413
Universal Health Services Inc., Term Loan B	2.432%	11/15/16	862,447	867,562
Valeant Pharmaceuticals International Inc., Series D2 Term Loan B	3.750%	2/13/19	1,179,075	1,183,401
ValleyCrest Cos., LLC, New Term Loan	5.500%	6/13/19	1,976,925	1,978,779
Visant Holding Corp., Term Loan B	5.250%	12/22/16	1,489,587	1,450,021
WNA Holdings Inc., USD Second Lien Term Loan	8.500%	12/7/20	1,000,000	1,009,167
Wolverine Worldwide Inc., Term Loan B	4.000-5.250%	7/31/19	677,571	681,383
Total Consumer Non-Cyclical				48,352,221

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

September 30, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Electric — 5.5%
Astoria Generating Co. Acquisitions LLC, New Term Loan	8.500%	10/26/17	$987,500	$1,012,187
Equipower Resources Holdings LLC, Term Loan C	4.250%	12/31/19	1,795,500	1,803,729
GIM Channelview Cogeneration LLC, Term Loan B	4.250%	5/8/20	339,150	341,694
La Frontera Generation LLC, Term Loan	4.500%	9/30/20	299,722	301,220
Panda Temple Power II LLC, New Term Loan B	7.250%	4/3/19	250,000	255,313
Sapphire Power Finance LLC, New Term Loan	6.000%	7/10/18	309,225	309,998
Star West Generation LLC, Term Loan B	4.250%	3/13/20	1,064,650	1,071,304
Topaz Power Holdings LLC, Term Loan	5.250%	2/26/20	1,489,994	1,501,635
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	444,839	457,628
Total Electric				7,054,708
Energy — 8.0%
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	1,500,000	1,529,179
EP Energy LLC, Term Loan B3	3.500%	5/24/18	1,000,000	995,625
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,000,000	983,750
Pacific Drilling SA, Term Loan B	4.500%	6/4/18	997,500	1,003,236
Philadelphia Energy Solutions LLC, Term Loan B	6.250%	4/4/18	427,850	377,578
Quicksilver Resources Inc., New Second Lien Term Loan	7.000%	6/21/19	600,000	578,250
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	1,134,300	1,142,807
Samson Investment Co., Second Lien Term Loan	6.000%	9/25/18	1,000,000	1,003,625
Teine Energy Ltd., Second Lien Term Loan	7.500%	5/9/19	1,990,000	1,970,100
Tesoro Corp., Term Loan B	2.511%	5/30/16	159,200	159,895
TPF II LC LLC, Term Loan B	6.500%	8/16/19	508,725	508,725
Total Energy				10,252,770
Financial Other — 3.8%
Cunningham Lindsey U.S. Inc., First Lien Term Loan	5.000%	12/10/19	1,096,713	1,095,342
Cunningham Lindsey U.S. Inc., Second Lien Term Loan	9.250%	6/10/20	779,545	776,622
Flying Fortress Inc., New Term Loan	3.500%	6/30/17	900,000	903,375
Wall Street Systems Inc., New Second Lien Term Loan	9.250%	10/26/20	2,000,000	2,016,200
Total Financial Other				4,791,539
Industrial Other — 8.3%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/17/20	390,000	391,828
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	490,000	497,758
Eastman Kodak Co., Exit Term Loan	7.250%	7/31/19	2,992,500	2,981,278
Generac Power Systems Inc., Term Loan B	3.500%	5/29/20	1,496,250	1,485,652
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	487,537	488,147
Laureate Education Inc., Extended Term Loan	5.250%	6/18/18	1,371,995	1,377,140
Lineage Logistics Holdings, LLC, Term Loan	4.500%	4/26/19	498,750	498,127
Mirror Bidco Ltd., USD Term Loan	5.250%	12/27/19	1,736,875	1,749,177

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2013 Annual Report

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Industrial Other — continued
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	$1,191,000	$1,184,383
Total Industrial Other				10,653,490
Insurance — 0.9%
Multiplan Inc., New Term Loan B	4.000%	8/25/17	1,082,162	1,089,115
Natural Gas — 1.4%
BBTS Borrower LP, Term Loan B	7.750%	5/31/19	995,000	1,005,779
Energy Transfer Equity LP, New Term Loan B	3.750%	3/24/17	815,583	820,736
Total Natural Gas				1,826,515
Technology — 12.7%
Activision Blizzard Inc., Term Loan B	—	9/11/20	930,000	931,163	(b)
Attachmate Corp., New First Lien Term Loan	7.250-8.000%	11/22/17	608,415	611,584
BMC Software Finance Inc., USD Term Loan	5.000%	8/7/20	1,750,000	1,754,156
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/11/20	1,057,350	1,055,148
Dell Inc., USD Term Loan B	—	4/30/20	820,000	807,785	(b)
Expert Global Solutions Inc., Term Loan B	8.500%	4/3/18	875,797	894,407
First Data Corp., Extended 2018 Term Loan B	4.180%	3/23/18	1,250,000	1,241,406
Freescale Semiconductor Inc., Term Loan B4	5.000%	2/28/20	119,400	120,056
InfoGroup Inc., New Term Loan	8.000%	5/25/18	942,287	849,629
Infor (U.S.) Inc., USD Term Loan B2	5.250%	4/5/18	1,213,064	1,219,129
Intralinks Inc., Term Loan	6.000%	6/15/14	596,006	597,496
Kronos Inc., REFI Term Loan	4.500%	10/30/19	1,211,397	1,218,969
NXP B.V., Term Loan C	4.750%	1/11/20	496,250	504,624
Sophia LP, New Term Loan B	4.500%	7/19/18	712,706	716,827
SumTotal Systems Inc., First Lien Term Loan	6.250-7.250%	11/16/18	656,912	655,270
SunGard Data Systems Inc., Term Loan D	4.500%	1/31/20	992,500	1,002,822
Syniverse Holdings Inc., Term Loan	4.000%	4/23/19	1,175,787	1,177,992
Vertafore Inc., Second Lien Term Loan	9.750%	11/6/17	800,000	817,200
Total Technology				16,175,663
Transportation — 5.5%
American Airlines Inc., Exit Term Loan	4.750%	6/27/19	1,886,525	1,877,092
AWAS Finance Luxembourg 2012 SA, New Term Loan	3.500%	7/16/18	724,495	726,306
Commercial Barge Line Co., First Lien Term Loan	7.500-8.500%	9/23/19	925,350	899,903
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	540,000	515,700
Delta Air Lines Inc., New Term Loan B	4.250%	4/20/17	1,082,143	1,087,360
Hertz Corp., Term Loan B2	3.000%	3/11/18	1,074,600	1,071,074
U.S. Airways Group Inc., Term Loan B1	4.250%	5/23/19	560,000	558,367
United Airlines Inc., New Term Loan B	4.000%	4/1/19	308,450	312,177
Total Transportation				7,047,979
Total Senior Loans (Cost — $188,823,249)				189,737,940

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

September 30, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 6.8%
Consumer Discretionary — 2.2%
Hotels, Restaurants & Leisure — 0.2%
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	$300,000	$297,000	(c)
Media — 2.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	500,000	541,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	200,687
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	670,000	656,600	(c)
National CineMedia LLC, Senior Notes	7.875%	7/15/21	1,000,000	1,095,000
Total Media				2,493,537
Total Consumer Discretionary				2,790,537
Energy — 0.6%
Energy Equipment & Services — 0.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	220,000	231,550
Oil, Gas & Consumable Fuels — 0.4%
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	490,000	499,800	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	100,000	94,750
Total Oil, Gas & Consumable Fuels				594,550
Total Energy				826,100
Financials — 0.3%
Real Estate Management & Development — 0.3%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	350,000	350,805	(c)
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	240,000	247,200	(c)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	330,000	338,044	(c)
Total Health Care				585,244
Industrials — 1.4%
Machinery — 0.9%
Briggs & Stratton Corp.	6.875%	12/15/20	1,050,000	1,141,875
Transportation Infrastructure — 0.5%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	640,000	672,000	(c)
Total Industrials				1,813,875
Materials — 0.3%
Chemicals — 0.1%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	188,000	198,810

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2013 Annual Report

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 0.2%
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	$270,000	$236,925	(c)
Total Materials				435,735
Telecommunication Services — 1.5%
Diversified Telecommunication Services — 1.1%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	500,000	536,250
Wind Acquisition Finance SA, Senior Secured Notes	6.500%	4/30/20	870,000	896,100	(c)
Total Diversified Telecommunication Services				1,432,350
Wireless Telecommunication Services — 0.4%
SoftBank Corp., Senior Notes	4.500%	4/15/20	550,000	528,687	(c)
Total Telecommunication Services				1,961,037
Total Corporate Bonds & Notes (Cost — $8,490,379)				8,763,333

			Shares
Common Stocks — 1.3%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Dayco Products LLC			4,912	195,252	*
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
SemGroup Corp., Class A Shares			24,938	1,421,965
Total Common Stocks (Cost — $687,306)				1,617,217
Total Investments — 156.5% (Cost — $198,000,934#)				200,118,490
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (27.4)%				(35,000,000)
Liabilities in Excess of Other Assets — (29.1)%				(37,230,037)
Total Net Assets — 100.0%				$127,888,453

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	All or a portion of this loan is unfunded as of September 30, 2013. The interest rate for fully unfunded term loans is to be determined.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $198,390,621.

Abbreviations used in this schedule:
REFI	— Refinancing
Second Lien	— Subordinate Lien to First Lien
Term	— Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Annual Report	13

Statement of assets and liabilities

September 30, 2013

Assets:
Investments, at value (Cost — $198,000,934)	$200,118,490
Cash	3,229,449
Receivable for securities sold	5,498,611
Interest receivable	1,296,511
Prepaid expenses	35,748
Total Assets	210,178,809

Liabilities:
Loan payable (Note 5)	30,500,000
Payable for securities purchased	16,508,425
Investment management fee payable	119,407
Interest payable	27,014
Distributions payable to auction rate cumulative preferred stockholders	6,698
Directors’ fees payable	37
Accrued expenses	128,775
Total Liabilities	47,290,356
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$127,888,453

Net Assets:
Par value ($0.001 par value; 9,935,917 shares issued and outstanding; 50,000,000 common shares authorized)	$9,936
Paid-in capital in excess of par value	141,775,409
Undistributed net investment income	2,975,746
Accumulated net realized loss on investments	(18,990,194)
Net unrealized appreciation on investments	2,117,556
Total Net Assets	$127,888,453

Shares Outstanding	9,935,917

Net Asset Value	$12.87

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2013 Annual Report

Statement of operations

For the Year Ended September 30, 2013

Investment Income:
Interest	$10,058,019
Dividends	9,726
Total Investment Income	10,067,745

Expenses:
Investment management fee (Note 2)	1,553,553
Interest expense (Note 5)	347,143
Audit and tax	125,100
Excise tax (Note 1)	120,723
Legal fees	108,262
Transfer agent fees	30,802
Shareholder reports	30,680
Directors’ fees	20,187
Commitment fees (Note 5)	19,772
Rating agency fees	19,652
Stock exchange listing fees	19,530
Auction participation fees (Note 7)	17,703
Auction agent fees	17,610
Fund accounting fees	12,903
Custody fees	9,190
Insurance	3,820
Miscellaneous expenses	20,991
Total Expenses	2,477,621
Less: Fee waivers and/or expense reimbursements (Note 2)	(80,981)
Net Expenses	2,396,640
Net Investment Income	7,671,105

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investments Transactions	3,008,479
Change in Net Unrealized Appreciation (Depreciation) from Investments	(1,154,727)
Net Gain on Investments	1,853,752
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 7)	(53,090)
Increase in Net Assets from Operations	$9,471,767

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Annual Report	15

Statements of changes in net assets

For the Years Ended September 30,	2013	2012

Operations:
Net investment income	$7,671,105	$8,443,623
Net realized gain	3,008,479	79,706
Change in net unrealized appreciation (depreciation)	(1,154,727)	9,955,227
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(53,090)	(59,104)
Increase in Net Assets From Operations	9,471,767	18,419,452

Distributions to Shareholders From (Note 1):
Net investment income	(8,639,791)	(7,850,476)
Decrease in Net Assets From Distributions to Shareholders	(8,639,791)	(7,850,476)

Fund Share Transactions:
Proceeds from shares issued on reinvestment distributions (13,844 and 3,768 shares issued, respectively)	179,787	47,951
Increase in Net Assets From Fund Share Transactions	179,787	47,951
Increase in Net Assets	1,011,763	10,616,927

Net Assets:
Beginning of year	126,876,690	116,259,763
End of year*	$127,888,453	$126,876,690
* Includes undistributed net investment income of:	$2,975,746	$3,150,044

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2013 Annual Report

Statement of cash flows

For the Year Ended September 30, 2013

Increase (Decrease) in Cash: Cash Provided (used) by Operating Activities:
Net increase in net assets resulting from operations	$9,524,857
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(237,186,316)
Proceeds from sales of portfolio securities	233,901,824
Net purchases, sales and maturities of short-term investments	11,026,630
Net amortization of premium (accretion of discount)	270,136
Decrease in receivable for securities sold	8,398,961
Increase in interest receivable	(174,978)
Increase in prepaid expenses	(2,896)
Decrease in receivable from principal paydown	1,768,298
Decrease in payable for securities purchased	(14,434,703)
Decrease in investment management fee payable	(6,422)
Decrease in Directors’ fees payable	(107)
Decrease in interest payable	(1,265)
Increase in accrued expenses	15,253
Net realized gain on investments	(3,008,479)
Change in unrealized depreciation of investments	1,154,727
Net Cash Provided By Operating Activities*	11,245,520

Cash Flows from Financing Activities:
Distributions paid on common stock	(8,460,004)
Distributions paid on auction rate cumulative preferred stock	(53,285)
Net Cash Used in Financing Activities	(8,513,289)
Net Increase in Cash	2,732,231
Cash at Beginning of year	497,218
Cash at End of year	$3,229,449

Non-Cash Investing Activities:
Non-cash exchange of securities	$1,651,212

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$179,787

*	Included in operating expenses is cash of $348,408 paid for interest on borrowings.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Annual Report	17

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:
	2013[1]	2012	2011	2010	2009

Net asset value, beginning of year	$12.79	$11.72	$11.97	$11.23	$11.11

Income (loss) from operations:
Net investment income	0.77	0.85	0.80	0.59	0.61
Net realized and unrealized gain (loss)	0.19	1.02	(0.37)	0.69	0.11
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Total income from operations	0.95	1.86	0.42	1.27	0.68

Less distributions from:
Net investment income	(0.87)	(0.79)	(0.67)	(0.53)	(0.56)
Total distributions	(0.87)	(0.79)	(0.67)	(0.53)	(0.56)

Net asset value, end of year	$12.87	$12.79	$11.72	$11.97	$11.23

Market price, end of year	$12.35	$13.41	$10.69	$11.14	$9.72
Total return, based on NAV[2,3]	7.61%	16.46%	3.54%	11.92%	9.15%
Total return, based on Market Price[4]	(1.46)%	34.03%	1.48%	20.34%	28.79%

Net assets, end of year (millions)	$128	$127	$116	$119	$111

Ratios to average net assets:[5]
Gross expenses	1.93%	1.88%	1.92%	2.03%	2.92%
Net expenses[6]	1.86 [7]	1.88	1.92	2.03	2.92
Net investment income	5.96	6.86	6.39	5.17	6.73

Portfolio turnover rate	121%	68%	98%	61%	27%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$35,000
Asset Coverage Per Share	73,812	73,426	69,374	74,029	70,986
Involuntary Liquidating Preference Per Share[8]	25,000	25,000	25,000	25,000	25,000

Supplemental Data:
Loans Outstanding, End of Year (000s)	$30,500	$30,500	$30,500	$25,500	$25,500
Asset Coverage for Loan Outstanding	634%	631%	596%	703%	673%
Weighted Average Loan (000s)	$30,500	$30,500	$28,336	$25,500	$31,287
Weighted Average Interest Rate on Loans	1.14%	1.18%	1.31%	1.61%	1.98%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

See Notes to Financial Statements.

18	LMP Corporate Loan Fund Inc. 2013 Annual Report

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

20	LMP Corporate Loan Fund Inc. 2013 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

LMP Corporate Loan Fund Inc. 2013 Annual Report	21

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Senior loans	—	$189,737,940	—	$189,737,940
Corporate bonds & notes	—	8,763,333	—	8,763,333
Common stocks:
Consumer discretionary	—	195,252	—	195,252
Energy	$1,421,965	—	—	1,421,965
Total investments	$1,421,965	$198,696,525	—	$200,118,490

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

22	LMP Corporate Loan Fund Inc. 2013 Annual Report

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

LMP Corporate Loan Fund Inc. 2013 Annual Report	23

Notes to financial statements (cont’d)

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $120,723 of Federal excise taxes attributable to calendar year 2012 in March 2013. The Fund anticipates being subject to an excise tax for calendar year 2013 of approximately $111,000.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$120,723	—	$(120,723)
(b)	726,755	$(726,755)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and prior to December 1, 2012, Citigroup Alternative Investments, LLC (“CAI”) was the Fund’s subadviser. Effective December 1, 2012, LMPFA assumed responsibility for the day-to-day management of the Fund’s portfolio, as well as continuing to provide administrative and certain oversight services to the Fund. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund no longer has a subadviser. LMPFA is a

24	LMP Corporate Loan Fund Inc. 2013 Annual Report

wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

Prior to December 1, 2012, LMPFA had delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA paid CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees were calculated daily and paid monthly.

Effective December 1, 2012, upon assumption of responsibility for the day-to-day management of the Fund’s portfolio, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2014.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended September 30, 2013, fees waived and/or expenses reimbursed amounted to $80,981.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$237,186,316
Sales	233,901,824

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,724,565
Gross unrealized depreciation	(996,696)
Net unrealized appreciation	$1,727,869

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2013, the Fund did not invest in any derivative instruments.

LMP Corporate Loan Fund Inc. 2013 Annual Report	25

Notes to financial statements (cont’d)

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on December 11, 2013. Effective December 15, 2010, the Fund pays a quarterly facility fee at an annual rate of 0.10% on the unutilized portion of the facility. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2013 was $347,143. For the year ended September 30, 2013, the Fund incurred commitment fees of $19,772. For the year ended September 30, 2013, the Fund had an average daily loan balance outstanding of $30.5 million and the weighted average interest rate was 1.14%. At September 30, 2013, the Fund had $30.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to September 30, 2013

On August 15, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount $0.0725 per share, payable on September 27, 2013, October 25, 2013 and November 29, 2013 to common stock shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively. The October and November record date distributions were made subsequent to the year end of this report.

On November 14, 2013, the Fund’s Board declared a distribution in the amount of $0.0725 per share, payable on December 27, 2013 to shareholders of record on December 20, 2013.

7. Auction rate cumulative preferred stock

As of September 30, 2013, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.075% to 0.257% during the year ended September 30, 2013. At September 30, 2013, the dividend rates in effect were as follows:

	Series A	Series B
Dividend rates	0.090%	0.227%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

26	LMP Corporate Loan Fund Inc. 2013 Annual Report

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended September 30, 2013, CGM earned $17,703 as a participating broker/dealer.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$8,639,791	$7,850,476
Ordinary income to auction rate cumulative preferred stockholders	53,090	59,104
Total taxable distributions	$8,692,881	$7,909,580

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,072,304
Capital loss carryforward*	(18,600,507)
Other book/tax temporary differences(a)	(96,558)
Unrealized appreciation (depreciation)(b)	1,727,869
Total accumulated earnings (losses) — net	$(13,896,892)

*	During the taxable year ended September 30, 2013, the Fund utilized $ 2,011,011 of its capital loss carryforwards available from prior years. As of September 30, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(6,034,403)
9/30/2018	(12,566,104)
$(18,600,507)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

LMP Corporate Loan Fund Inc. 2013 Annual Report	27

Report of independent registered public accounting firm

The Board of Directors and Shareholders

LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities of LMP Corporate Loan Fund Inc. (the “Fund”), including the schedule of investments, as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc. as of September 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2013

28	LMP Corporate Loan Fund Inc. 2013 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Corporate Loan Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

LMP Corporate Loan Fund Inc.	29

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director	31
(including the Fund)
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

30	LMP Corporate Loan Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

LMP Corporate Loan Fund Inc.	31

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	156
Other board memberships held by Director during past five years	None

32	LMP Corporate Loan Fund Inc.

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

LMP Corporate Loan Fund Inc.	33

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

34	LMP Corporate Loan Fund Inc.

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2016, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Effective February 1, 2013, Ms. Kamerick became a Director.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

LMP Corporate Loan Fund Inc.	35

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

36	LMP Corporate Loan Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

LMP Corporate Loan Fund Inc.	37

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date

38	LMP Corporate Loan Fund Inc.

will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

LMP Corporate Loan Fund Inc.	39

LMP

Corporate Loan Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller*

Chairman

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

LMP Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

*	Effective June 1, 2013, Mr. Fuller became Chairman, President, and Chief Executive Officer.
**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

FD01804 11/13 SR13-2062

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2012 and September 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,900 in 2012 and $61,700 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $56,800 in 2012 and $58,800 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $7,000 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Corporate Loan Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Corporate Loan Fund Inc. during the reporting period were $0 in 2013.

(h) Yes. LMP Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the LMP Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Eileen A. Kamerick (Effective February 14, 2013)
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

LMPFA is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

LMPFA votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, LMPFA is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. LMPFA attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. LMPFA may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve LMPFA of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, LMPFA generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that LMPFA considers in voting on such issue, LMPFA considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that LMPFA considers in voting on such issue, LMPFA votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that LMPFA considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., LMPFA SAI investment team) may adopt proxy voting policies that supplement LMPFA’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, LMPFA will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of LMPFA’s goal to vote proxies in the best interest of clients, LMPFA follows procedures designed to identify and address material conflicts that may arise between LMPFA’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, LMPFA periodically notifies LMPFA employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of LMPFA with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of LMPFA’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of LMPFA’s compliance personnel. LMPFA also maintains and considers a list of significant LMPFA relationships that could present a conflict of interest for LMPFA in voting proxies. LMPFA is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-LMPFA Legg Mason affiliate might appear to the public to influence the manner in which LMPFA decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-LMPFA Legg Mason affiliate relationship that LMPFA for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which LMPFA decides to vote a proxy, LMPFA generally takes the position that non-LMPFA relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for LMPFA in voting proxies with respect to such issuer. Such position is based on the fact that LMPFA is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between LMPFA and certain other Legg Mason business units.

LMPFA maintains a Proxy Committee to review and address conflicts of interest brought to its attention by LMPFA compliance personnel. A proxy issue that will be voted in accordance with a stated LMPFA position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because LMPFA’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LMPFA’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, LMPFA may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Stephen A. Walsh LMPFA 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Investment Officer of LMPFA; Mr. Walsh has 32 years of investment industry experience.

Timothy J. Settel LMPFA 620 Eighth Avenue New York, NY 10018	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Investment Officer of LMPFA; Mr. Settel has 20 years of investment industry experience.

Michael C. Buchanan LMPFA 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Investment Officer of LMPFA; Mr. Buchanan has 23 years of investment industry experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2013.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen A. Walsh	104 registered investment companies with $183.1 billion in total assets under management	241 Other pooled investment vehicles with $90.4 billion in assets under management*	712 Other accounts with $169.0 billion in total assets under management**

Timothy J. Settel	4 registered investment companies with $4.6 billion in total assets under management	10 Other pooled investment vehicles with $5.4 billion in assets under management	17 Other Account with with $3.2 billion in total assets under management***

Michael C. Buchanan	42 registered investment Companies with $32.7 billion in total assets Under management	56 Other pooled investment vehicles with $29.7 billion in assets under management+	201 Other accounts with $50.0 billion in total assets under management++

*	Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 60 accounts managed, totaling $15.8 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.5 billion, for which advisory fee is performance based.
+	Includes 3 accounts managed, totaling $0.4 billion, for which advisory fee is performance based.
++	Includes 21 accounts managed, totaling $7.4 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, a subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of a subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to a subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to a subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Michael C. Buchanan Timothy J. Settel	A A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
LMP Corporate Loan Fund Inc.

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
LMP Corporate Loan Fund Inc.

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
LMP Corporate Loan Fund Inc.

Date:	November 25, 2013